UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2017

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

This Current Report on Form 8K reports the August 24, 2017 investment by E. Philip Saunders a director of the Company.

The Company is currently offering up to $3 million in 6% Senior Convertible Promissory Notes and Warrants (“the 2017 Convertible Notes”) in a private placement, as previously announced. During the period from May 31, 2017 to August 25, 2017, the Company issued $1,575,000 in 2017 Convertible Notes and 465,000 in common stock warrants in connection with the notes.

On August 24, 2017, E. Philip Saunders, a director of the Company, invested $500,000 in the 2017 Convertible Notes, which have a maturity date of five years and are convertible into common stock at $0.50 a per share. Mr. Saunders received 250,000 common stock warrants in connection with this investment as further described in the May 31, 2017 Stock Purchase Agreement as amended on August 4, 2017 (“the 2017 SPA”). The warrants are exercisable for up to ten years from the date of issue at an exercise price of $0.50 per share.

The descriptions of the 2017 SPA and the 2017 Convertible Notes and Warrants are qualified in their entirety by reference to the Exhibits, which are attached hereto and incorporated herein by reference. The 2017 Convertible Notes and Warrants are included in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 thereunder. Each purchaser is an accredited investor. Such securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer for the sale of any securities.

Item 9.01	Financial Statements and Exhibits

4.1	Form of 2017 Securities Purchase Agreement dated May 31, 2017 (incorporated by reference to Exhibit 4.1 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on July 14, 2017.)
4.2	Form of 2017 Convertible Promissory Note (incorporated by reference to Exhibit 4.2 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on July 14, 2017.)
4.3	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.3 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on July 14, 2017.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

August 30, 2017	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer